Earnings Deck September 30, 2021

Forward Looking Statements: 2 The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties. Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes and risk factors included in the Company’s Form 10-K for the year ended December 31, 2020, and other reports filed with the Securities and Exchange Commission.

3 Executive Team: Brandon Lorey President, Chief Executive Officer and Director Mr. Lorey has been the President and Chief Executive Officer of both the Company and its subsidiary bank, Bank of Clarke County, since July 2019. Prior to joining the Company in 2019, he had since 2015 served as Executive Vice President, Head of Consumer Banking of United Bank, a $7.3 billion asset bank headquartered in Connecticut. Previously, he had served as Executive Vice President, Consumer Lending from April 2014 to June 2015, and as Senior Vice President, Head of Consumer Lending from February 2013 to April 2014. Prior to joining United Bank and its predecessors, he served as Chief Credit and Lending Officer for H&R Block Bank in Kansas City, Senior Vice President at Sovereign Bank in Pennsylvania, and held various roles at Chevy Chase Bank, a Federal Savings Bank in Maryland, including Vice President of risk, finance, operations and direct sales.  Kathleen Chappell Executive Vice President and Chief Financial Officer Ms. Chappell has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 2019. Previously, she served as Senior Vice President and Chief Financial Officer of the Company and the Bank from 2009 to 2019. From 2005 to 2008 she served as Senior Vice President and Chief Financial Officer of Middleburg Financial Corporation. Prior to she employment with Middleburg Financial Corporation, she had been employed by Yount, Hyde and Barbour, P.C., a regional accounting firm in Winchester, VA. Joe Zmitrovich Executive Vice President and Chief Banking Officer Mr. Zmitrovich has served as Executive Vice President and Chief Banking Officer of the Bank since 2019. Previously, he served as Senior Vice President and Chief Lending Officer of the Bank from 2016 to 2019. From 2015 to July 2016, he served as Market President of the Southern Pennsylvania region for BB&T. From 2008 to 2015 he served as Senior Vice President and Commercial Executive for Susquehanna Bank. Kaley Crosen Executive Vice President and Chief Human Resource Officer Ms. Crosen has served as Secretary of the Company and as Executive Vice President and Chief Human Resources Officer of the Bank since 2019. Previously, she served as Senior Vice President and Human Resources Director from 2008 to 2019. Ms. Crosen served as Vice President of Human Resources from 1999 to 2008. Todd Braithwaite Executive Vice President and Chief Technology Officer Mr. Braithwaite has been Executive Vice President and Chief Technology Officer since 2019. Prior to that time, he served as Vice President / Director of IT. From 2000 to 2014 he served as Vice President of IT for Middleburg Bank. Mr. Braithwaite joined the bank in 2015. Aaron Poffinberger Executive Vice President and Chief Risk Officer Mr. Poffinberger has been Executive Vice President, Chief Risk Officer since 2019. Before that time, he served as Vice President / Internal Audit. From 2004 to 2015 he served as Audit manager for Yount, Hyde and Barbour. Mr. Poffinberger joined the bank in 2015. James George. II Executive Vice President and Chief Credit Officer Mr. George has served as Executive Vice President, Chief Credit Officer since 2019. Prior to that time, Mr. George served as Senior Credit Officer. Prior to joining the Bank in 2014, he was the Senior Credit Officer of the Blue Ridge region of BB&T. Debra Purrington Executive Vice President and Chief Fiduciary Officer Ms. Purrington has served as Executive Vice President and Chief Fiduciary Officer since joining the Bank of Clarke County in 2021. Previously, she was SVP Director of Trust Services at The Fauquier Bank. Before moving to Virginia in 2019, Debra practiced fiduciary law in Massachusetts for many years in addition to serving as Market Trust Director for the Northeast Region of U.S. Trust Bank of America from 2005 through 2014.

Company Overview

Eagle Financial Services, Inc.

	Bank of Clarke County	
Commercial Banking	Retail Banking	Wealth Management
➢ Seasoned lenders with market and various industry experience ➢ Gov Con lending ➢ 12 branches and 2 LPOs ➢ Business online banking ➢ Mobile for business ➢ Cash/Treasury management	➢ 12 branches ➢ Call center ➢ Online and mobile banking ➢ Online deposit account opening ➢ Online mortgage application	➢ Traditional trust and administrative services to local clients ➢ Three investment advisors serving Eastern and Western markets of the Bank ➢ New office opening in Warrenton, VA

EFSI History and Key Stats

- EFSI was incorporated in 1991
- Bank of Clarke County was established in 1881 and has operated successfully for over 140 years
- Headquartered in Berryville, VA
- Operated solely in Clarke County until 1992 when expanded West into Winchester City, VA and Frederick County markets
- In 2010, began expansion into the Northern VA markets
- In 2021, opened an LPO in Frederick, MD and a Trust office in Warrenton, VA
- High level of Insider ownership ~ 22%
- Consistent dividend yield ~ 3%
- Common shares outstanding 3,449,204
- Consistent high level of core deposits resulting in low COF ~17bps

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5 Company Overview 2021 Q3 Geographic Presence1 $1.3B $915M $1.1B $354M TOTAL NET LOANS TOTAL DEPOSITS AUM TOTAL ASSETS 1) Opened the LPO in Frederick, MD August 2021 EFSI Financial Snapshot Financial Snapshot as of and for the Nine Months Ended September 30, 2021 YTD Profitability Regulatory Capital Asset Quality EFSI

6 Market Presence: Current operational markets Opportunity markets Markets Population ages 35-54* Household Income** BOCC Deposit Market Share Frederick, VA 22,621 $78,002 25.12% Winchester 10,856 $58,818 11.77% Clarke 3,707 $80,023 83.61% Loudoun 135,362 $142,299 1.85% Fairfax 326,142 $124,831 0% Washington DC 183,398 $86,420 0% Frederick, MD 90,897 $97,730 0% *2019, Census Reporter **2019, US Census Bureau

7 Long Range Strategic Objectives: Enhance and Expand Revenue Drivers Continue long standing tradition of matching loan growth with sustainable core deposit growth while identifying areas to expand non-interest income Improve Efficiency and Productivity Increase utilization of existing technology to foster drivers of revenue efficiently Evolve to a High Performing Bank Grow operating revenue, maximize operating earnings, grow tangible book value Advance Culture and Employee Engagement Invest in our people, systems, and technology to grow revenue, improve the customer experience, and preserve the “customer first” value system

Strategic Priorities: 8 Deposits Integrated Cash Management Enhanced Online/Mobile Functionality Enhanced product set to leverage and attract most profitable customer segments Lending C&I/SBA Focus Eastern Region Expansion through Commercial Lending Hire experienced bankers and credit specialists Loan Level Hedging Mortgage Secondary Marine Finance Optimized Fee Structure Trust/Financial Advisory growth Fee Drivers Enhanced Expense Mgmt. Optimization of Invest Portfolio Call, Click or Come in a/c Opening Online Banking Enhancements Real Time Video Chat Fintech Invest Finance/ Technology Building life-long relationships to be the leading business partner and employer in the markets that we serve

9 Investment Rationale: Record of sustained profitability Substantial level of inside ownership at 22% Diversified markets in VA’s fastest growing MSAs Experienced management with ability to build value 140-year-old bank delivering high tech, yet personalized service - call, click or come in

10 Earnings, Profitability and Growth Significant investments in people and technology, along with market expansion and more diversified revenue sources, has driven solid balance sheet and earnings growth Investments, expansion and diversification Opened first Winchester, VA branch 1992 Expanded into Loudoun Co. VA in 2010 NCino LVF – Marine Finance Secondary Mortgage LPOs in Tysons, VA and Frederick, MD Gov Con lending Expanded Wealth Management Despite rapid growth, margin compression, and sizeable investments in infrastructure, the Company reports consistent profitability CAGR 13%

11 Diversified Revenue Recent expansion of Wealth Management division Investments in BOLI made in 2020 ($12M)and 2021($10M) Secondary mortgage department built out in 2020 and began selling loans Q2 2021 Marine loan sales began Q2 2021 ODP revenue enhancements Credit card portfolio Noninterest Income Q3 2021 Other Service Charges 40% Investment Sales Fees 11% Other Income 9% Trust Fees 16% Service Charges on Deposits 10% BOLI Income 5% Gain on Sale of Loans 11% Total Noninterest Income $8M 2020 Noninterest Income to Total Revenue: 19.4% Total Assets Under Management ($M) YTD Wealth Management Fees 9/30/20 - $1.7M 9/30/21 - $2.1M

12 Consistent Earnings & Profitability The Company has maintained strong earnings and consistent returns to its shareholders while making investments in systems, infrastructure, and expansions further into Northern Virginia and Frederick, MD Other revenue sources have been enhanced with the expansion of the Company’s Wealth Management division and the build-out of Secondary Mortgage and Marine Finance business lines The recent significant investments in technology and infrastructure are expected to impact efficiency in the near-term but will provide reductions in operating costs over time Pre-Provision Net Revenue ($M) Net Income ($M) Earnings per Share Efficiency

13 CRE 40% C&I 14% Consumer 7% Loan Portfolio Net Charge-offs/(Recoveries)/Average Loans NPAs/Assets Loan Portfolio Highlights History of strong asset quality and very low charge-off levels 12.5% 5yr. CAGR (excluding PPP) Total of $132M in PPP loans originated; $29M remains at 9/30/21 Niche portfolio with Marine; total of $84M at 9/30/21 Frederick, MD LPO opened August 2021 YTD net loan growth of $85M after $103M in YTD PPP forgiveness $129M Total $29M PPP $50M Marine $67M Total $34M Marine Historical Yield on Loans Residential RE 28% Farmland RE 1% Multifamily RE 3% Total Loans $921 M Cons. & Land Dev 7%

Deposit Mix & Cost of Funds 14 Non-Interest Bearing 40% Savings and Interest Bearing 49% Time Deposits 11% Total Deposits $1.1M Cost of Total Deposits/Fed Funds Target Rate Deposit/Funding Disciplined pricing and COF management – 17bps at 9/30/21 Company has not relied on wholesale funding since 2015 Recently expanded cash management product suite Focus on commercial deposits as commercial loan portfolio grows Available online account opening for consumer customers Lower cost deposits from Western market fund Eastern market loan growth CAGR 14%

15 EFSI COVID Response Loan Deferrals Paycheck Protection Loans Other Actions Taken   In 2020, moved 70% of back-office workforce to remote work. Today we have returned to work, as determined by Dept. Mgrs. Onsite Hybrid Remote   Drive-thru or in-lobby by appointment only March - July 2020 Deployed video banking technology and expanded online deposit account opening to new customers   Re-opened lobbies in July 2020 as VA moved into Phase 3   Special payments made to essential employees who remained customer facing Multiple financial education seminars held to help local business through pandemic and PPP process

Capital 16 12.2% 11.3% 8.8% TOTAL RISK BASED CAPITAL TIER I RISK BASED TIER I LEVERAGE EFSI, per share data Consolidated Equity ($M) CAGR 6%

Eagle Financial Services, Inc.

Contacts:

Brandon C. Lorey
President & CEO
blorey@bankofclarke.com
540-955-5227

Kate J. Chappell
EVP & CFO
kchappell@bankofclarke.com
540-955-5226

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